UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 19, 2008


                             FRONTIER ENERGY CORP.
	    ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               NEVADA                       033-05384             87-0443026
   -------------------------------	----------------	-------------
   (State or other Jurisdiction of  	(Commission File 	(IRS Employer
    Incorporation or organization)	    Number)	   	  I.D. No.)



               2413 Morocco Avenue,North Las Vegas, Nevada   89031
	    --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (702) 648-5849

                          ___________________________





Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Director

       (i) On August 19, 2008, Mr. Sam Aiello resigned as a director of the Registrant. Mr. Aiello's resignation was not caused by any disagreement with the Registrant.


Item 9.01 Financial Statements and Exhibits


Exhibit 17.1        Letter of Resignation of Sam Ailello.






                                SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Small Business Issuer has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                                        FRONTIER ENERGY CORP.

Dated: August 28, 2008

                                        By:  /s/ Robert Genesi
					     -----------------
                                             Robert Genesi
                                             President